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                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "AGREEMENT") dated June 29, 2001, is by and among USA BROADBAND, INC., a Delaware corporation, whose principal business address is 8450 East Crescent Parkway, Suite 100, Greenwood Village, Colorado 80111 ("SUBSIDIARY"), and OPTIKA INVESTMENT COMPANY, INC., a Nevada corporation whose principal business address is 8450 East Crescent Parkway, Suite 100, Greenwood Village, Colorado 80111 (the "COMPANY").

         WHEREAS, this Agreement is executed to facilitate the merger of the Company with and into Subsidiary, a wholly-owned subsidiary of the Company, with the Subsidiary being the surviving corporation (the "MERGER"), and the change of Company's domicile to, and reincorporation of the Company in, the State of Delaware.

         WHEREAS, the boards of directors of the Company and Subsidiary and the shareholders of both the Company and Subsidiary have approved this Agreement and the consummation of the transactions contemplated hereby on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises, representations, and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto agree as follows:

         1. EFFECTIVE DATE OF THE MERGER. Upon the execution of this Agreement and upon the later of the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Secretary of State of the State of Nevada (the "EFFECTIVE DATE"), the Company will be merged with and into Subsidiary, with Subsidiary being the surviving corporation.

         2. EFFECTS OF THE MERGER. On the Effective Date, the separate existence of the Company shall cease and the Company shall be merged with and into Subsidiary, which shall be the surviving corporation (the "SURVIVING CORPORATION"); the certificate of incorporation of the Subsidiary shall be the certificate of incorporation of the Surviving Corporation after the Effective Date, and thereafter may be amended in accordance with its terms and as provided by applicable law; the bylaws of the Subsidiary as in effect on the Effective Date shall be the bylaws of Surviving Corporation, and thereafter may be amended in accordance with the terms thereof and as provided by applicable law; and the Merger shall, from and after the Effective Date, have all the effects provided by applicable law.

         3. COMPANY SHARES. At the Effective Date, each share of common stock of the Company will be converted into and become one share of Common Stock, $.001 par value, of the Surviving Corporation. All Company shares, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and each holder of a stock certificate representing any Company shares shall cease to have any rights with respect thereto, except the right to receive Common Stock of the Surviving Company or dissenters' rights, as provided by Sections 92A.380 to 92A.500, inclusive, of the Nevada General Corporation Law. As of the Effective Date, and except for the shares of the Surviving Company's Common Stock to be


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issued in the Merger, all other currently issued and outstanding shares of the
Subsidiary's Common Stock shall be cancelled and no longer be issued and outstanding.

         4. TAX CONSEQUENCES. It is the intent of the parties that the Merger will constitute a "reorganization" within the meaning of sections 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "CODE") and the parties shall treat and report the transactions consistently with this intention for all purposes.

         5. MISCELLANEOUS. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and (ii) shall be governed in all respects, including validity, interpretation, and effect, by the laws of the State of Delaware, without giving effect to the provisions thereof relating to conflicts of law.

         6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.



         IN WITNESS HEREOF, Subsidiary and the Company have each caused this Agreement and Plan of Merger to be signed by their respective officers thereunto duly authorized as of the date first written above.

                          OPTIKA INVESTMENT COMPANY, INC.



                                   /s/ Edward P. Mooney
                           ------------------------------------------------
                          By:      Edward P. Mooney
                              ---------------------------------------------
                          Its:     Executive Vice President and Director
                              ---------------------------------------------



                          USA BROADBAND, INC.



                                   /s/ Edward P. Mooney
                           ------------------------------------------------
                          By:      Edward P. Mooney
                              ---------------------------------------------
                          Its:     Secretary and Director
                              ---------------------------------------------